Exhibit 99.1
December 2008 NASDAQ OMX 22nd Investor Program

3 (c) 2008 InterDigital, Inc. All rights reserved. This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.'s current beliefs, plans and expectations as to: (i) future results, projections and trends; (ii) our strategy; (iii) our 3G revenue growth potential and the growth potential of our 3G patent licensing program; (iv) future global mobile device sales and market opportunities; (v) our SlimChip(tm) mobile broadband modem solutions and the competitive advantages of such solutions; and (vi) selective acquisitions and investment opportunities. Such statements are subject to the "safe harbor" created by those sections. Words such as "believe," "continue to," "develop," "driving," "emerging," "enabling," "estimate," "exceeds," "expect," "future," "goal," "growth," "increase," "initiative," "intend," "invent," "may," "opportunity," "position," "potential," "projected," "recurring," variations of any such words and similar expressions, and graphical charts and timelines representing future estimates or events are intended to identify such forward-looking statements. Actual results and events may differ materially from those described in any forward-looking statement as a result of certain risks and uncertainties, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies and product offerings as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies and products; (iv) our ability to leverage or enter into new customer agreements, strategic relationships or complimentary investment opportunities on acceptable terms; (v) our ability to enter into additional patent license agreements; (vi) changes in expenses related to our technology offerings and operations; (vii) potential difficulties in the production of our SlimChip family of offerings; (viii) whether we have the appropriate financial assets and/or cash flows; (ix) unfavorable outcomes in patent disputes and the expense of defending our intellectual property rights; (x) changes in the market share and sales performance of our primary licensees, and any delay in receipt of quarterly royalty reports from our licensees; and (xi) changes or inaccuracies in market projections, as well as other risks and uncertainties, including those detailed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update any forward-looking statement contained herein. This presentation includes various "non-GAAP financial measures," as that term is defined in Regulation G promulgated by the Securities and Exchange Commission, which are reconciled to GAAP financial measures at the end of this presentation.

Shaping the Future of Digital Wireless Technologies

Invent Wireless Technologies → Contribute to Standards → License Patents → Develop Wireless Products

35 Year Digital Cellular Technology Pioneer
Thousands of patents worldwide
Inventions used in every mobile device

Mobile Broadband Modem Solutions
High performance baseband ICs, modem IP, and complete reference platforms

Key Contributor to Standards
2G, 3G, and the future – 4G and beyond
Wireless LAN & Mobility/Convergence

Highly Successful Licensor
Patents have generated ~ $1.5 billion in cash
Licensing leading manufacturers

InterDigital®
© 2008 InterDigital, Inc. All rights reserved.
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7 (c) 2008 InterDigital, Inc. All rights reserved. The Mobile Device Market Opportunity Over 1.3 Billion Handsets Expected to Ship by 2012 70% to be 3G Sixty Percent of 3G Handsets Expected to be HSxPA by 2012 Our Goal - Secure Cash Flow On Every 3G Mobile Device Millions of units Source: Strategy Analytics, July 2007

9 (c) 2008 InterDigital, Inc. All rights reserved. A History of Innovation... Starting in the early 1980s, developed key inventions used in 2G systems today: Fundamental system architecture Roaming and handoff techniques Distributed base station technologies In the early 1990s, continued pioneering work with 3G systems and developed key inventions relating to, among other things: Power control Handoff Pilot codes Multi-channel arrangements Today, driving technology evolution in LTE and advanced 802 technologies Over a quarter century of advanced R&D, amassed a large patent portfolio worldwide covering 2G/3G cellular and emerging technologies 3,000+ Patents Issued Worldwide and growing Ranked 141 among companies worldwide with patents issued from USPTO in 2007

..Drives Solid Financial Results

- Solid Financial Performance - First Nine Months 2008
  - Net income of $22.4 million, or $0.48 per share
  - $77 million free cash flow*
  - Repurchased $73 million of common stock
- Recent Samsung Announcement
  - Resolves 2G dispute and establishes new license 3G agreement for sales through 2012
  - Establishes payment options to be selected in early 2009
- Positioned for growth
  - 50% of 3G devices under license with InterDigital
  - Majority of revenue driven by high growth 3G market
  - New/expanded license agreements: Apple, RIM, Asustek
  - Operating leverage in business model
  - SlimChip™ Modem Opportunities

InterDigital defines "free cash flow" as operating cash flow less purchases of property, equipment, technology licenses, and investments in patents.

InterDigital
© 2008 InterDigital, Inc. All rights reserved.
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13 (c) 2008 InterDigital, Inc. All rights reserved. Global Reach These trademarks are the sole property of their respective owners. Sampling of customers, licensees, and strategic relationships

15 (c) 2008 InterDigital, Inc. All rights reserved. Solid Recurring Licensing Royalty Revenue ** ** Excludes revenues for past sales $ in Millions * Due to a transition in revenue recognition, includes only 3 quarters of per unit royalties

17 (c) 2008 InterDigital, Inc. All rights reserved. Strong Free Cash Flow* Drives Shareholder Value Solid Balance Sheet $ in Millions $ in Millions Returning Value to Shareholders & Investing in the Business * InterDigital defines "free cash flow" as operating cash flow less purchases of property and equipment, technology licenses, and investments in patents.

19 (c) 2008 InterDigital, Inc. All rights reserved. 2G 3G / Mobile Broadband Basic Mobile Phones Feature/Smart Phones Data-Centric Devices Projected Annual Mobile Device Shipments (M units) Emerging mobile broadband segment exceeds 400M units in 2012 Feature phones exceed 1B units and smart phones reach 250M units in 2012 Plays to our strengths in high- performance modem technology Source: Strategy Analytics, July 2007 Flexible Solutions for Distinct Market Segments Modem IP Reference Platforms Baseband ICs InterDigital SlimChip(tm) Family of Offerings

21 (c) 2008 InterDigital, Inc. All rights reserved. Enabling Mobile Broadband Devices 2006 2007 2008 High Performance Baseband ICs Reference Platforms 2G/3G dual mode baseband modem with HSDPA/HSUPA Mobile Broadband IP NXP (formerly Philips): 3G HSDPA IC design Infineon: WCDMA/HSDPA protocol stack General Dynamics: 3G WCDMA modem Spreadtrum: 3G modem Enabling high-volume semiconductor suppliers Enabling mobile device manufacturers 2005 Pre-certified chipsets, software, and reference designs InterDigital SlimChip(tm) Mobile Broadband Modem Solutions

Key InterDigital Takeaways

- Leading Developer of Digital Wireless Technology
  - Consistent track record of successful innovation and licensing programs with top tier OEMs
  - Advanced family of SlimChip modem solutions
  - Influential member of multiple standards bodies
  - Large, diversified and high value patent portfolio: 3,000+ patents issued and nearly 9,000 pending
  - Strong 3G patent portfolio and established licensing programs
- Multiple Opportunities to Drive Growth
  - 3G royalties from new and existing licensees
  - Significant operating leverage
  - Product initiative a substantial longer-term growth opportunity
  - Selective acquisition and investment opportunities

InterDigital®
© 2008 InterDigital, Inc. All rights reserved.
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25 (c) 2008 InterDigital, Inc. All rights reserved. 3G Revenue Growth Potential $950 $700 $475 $240 $1.00 $1,425 $1,050 $700 $350 $1.50 $1,900 $1,425 $950 $475 $2.00 Potential Annual Revenue per 3G device in 2012 ($ millions) 25% 50% 75% 100% Patent position drives market penetration Product drives value per device Today, we have 50% of 3G mobile devices sold under license

December 2008 Positioned to Capitalize on Growth in 3G Market

Appendix

31 (c) 2008 InterDigital, Inc. All rights reserved. Licensees as of December 1, 2008 Alcatel Espana American Telephone and Telegraph Company (AT&T) Apple Inc. Arima Communications Corporation ASUSTeK Computer Danger Inc. Denso Corporation Giant Electronics, Ltd. High Tech Computer (HTC) Hitachi Ltd. Hop-On Wireless, Inc. Hughes Network Systems Inc. Infineon Technologies AG Inventec Appliances Corp. Iwatsu America Inc. Japan Radio Kokusai Electric Co. Ltd. Kyocera Corporation LG Electronics Inc. Lucent Technologies Inc. Matsushita Communication Industrial Co. Ltd. (Panasonic) Mitsubishi Electric Corporation Nakayo Telecommunications, Inc. NEC Corporation Nokia Corporation Oki Electric Industry Co. Ltd. Option NV Pacific Communication Sciences, Inc. Pegatron Corporation Qualcomm Incorporated Quanta Computer Inc. Research In Motion Limited Robert Bosch GmbH Samsung Electronics Co. Ltd. Sanyo Electric Co. Ltd. Sharp Corporation Shintom Company Ltd. Siemens Aktiengesellschaft Sierra Wireless, Inc. Sony Ericsson Mobile Communications AB Telefonaktiebolaget LM Ericsson Toshiba Corporation UbiNetics Ltd. Windshift Holdings, Inc.

33 (c) 2008 InterDigital, Inc. All rights reserved. Cash Flow Reconciliation This presentation includes free cash flow, a non-GAAP financial item. The table above presents a reconciliation of this non-GAAP line item to net cash provided by operating activities. Management believes that investors may find this non-GAAP financial measure useful in understanding the company's operating results. This information is intended to provide more meaningful comparisons of the company's results. InterDigital, Inc. Reconciliation of Pro Forma Free Cash Flows to InterDigital (GAAP) Net Cash Provided by Operating Activities (In thousands) (Unaudited)